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                                                                   EXHIBIT 10.30


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "First Amendment") is entered into as of June 30, 2000 by and among PECOS-GOMEZ, L.P., a Texas limited partnership, formerly known as Humphrey-Hill, L.P. ("Borrower"), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent ("Administrative Agent") and each of the financial institutions set forth on the signature pages hereto as Banks.

                                   WITNESSETH:

         WHEREAS, Borrower, Administrative Agent, and Bank of America, N.A., (in its individual capacity) are parties to that certain Credit Agreement dated as of March 24, 2000 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

         WHEREAS, Taurus intends to transfer its limited partnership interests in Borrower to EXCO (Delaware), Inc., a Delaware corporation (the "Transfer"); and

         WHEREAS, as a result of such transfer, Taurus will cease to own fifty percent (50%) of the limited partnership interests in Borrower; and

         WHEREAS, Borrower desires to amend the definition of "Change in Control" contained in the Credit Agreement to accommodate such transfer; and

         WHEREAS, pursuant to that certain Transfer and Assignment Agreement dated May 16, 2000, Hill desires to transfer a 4.13742% limited partnership interest in Borrower to EXCO (Delaware), a .08113% interest in Borrower to Humphrey Oil, a 1.14387% interest in Borrower to Humphrey Oil Interests, L.P., a Texas limited partnership, and a .76258% interest in Borrower to The Humphrey Children's Trust, a trust organized under the laws of the State of Texas (collectively, the "Transfers"); and

         WHEREAS, the partners of Borrower desire to amend the Amended and Restated Agreement of Limited partnership of Pecos-Gomez, L.P. (as amended by Amendment to Amended and Restated Agreement of Limited Partnership of Humphrey-Hill, L.P., dated April 14, 2000, the "Partnership Agreement");

         WHEREAS, the Banks' consent is required to amend the Partnership Agreement;

         WHEREAS, Borrower desires the Banks' consent to the Second Amendment to Amended and Restated Partnership Agreement of Limited Partners of Pecos-Gomez, L.P., dated May 16, 2000, amending the Partnership Agreement; and

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         WHEREAS, subject to the terms and conditions herein contained, Banks have agreed to Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Credit Agreement is hereby amended in the manner provided in this Section 1.

         1.1 Additional Definitions. Section 1.1 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "EXCO (Delaware)", "EXCO (Delaware) Change of Control", and "First Amendment," which shall read in full as follows:

             "EXCO (Delaware)" means EXCO (Delaware), Inc., a Delaware corporation.

             "EXCO (Delaware) Change of Control" means the occurrence of any event or circumstance which, for any reason (including by operation of law), results in EXCO ceasing to own on a fully-diluted basis, one hundred percent (100%) of the outstanding capital stock of EXCO (Delaware) of every class, free and clear of all Liens.

             "First Amendment" means that certain First Amendment dated as of June 30, 2000 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

         1.2 Amendment to Definitions. The definitions of "Borrower," "Change of Control" and "Loan Papers" set forth in Section 2.1 of the Credit Agreement are amended to read in full as follows:

             "Borrower" means Pecos-Gomez, L.P., a Texas limited partnership, formerly known as Humphrey-Hill, L.P.

             "Change of Control" means the occurrence of (a) any event or circumstance which, for any reason (including by operation of law), results in any of (i) EXCO (Delaware) ceasing to own on a fully diluted basis fifty percent (50%) of the limited partnership interests in Borrower free and clear of all Liens (ii) EXCO ceasing to own on a fully diluted basis one hundred percent (100%) of the general partnership interests in Borrower free and clear of all Liens, (b) an EXCO Change of Control, or (c) a EXCO (Delaware) Change of Control.

             "Loan Papers" means the Credit Agreement, the First Amendment, the Notes, any Facility Guaranty, each Security Agreement, all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         1.3 Taurus. As of the date hereof, each reference to Taurus in the Credit Agreement is hereby deemed a reference to EXCO (Delaware).


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         SECTION 2.  Consent to Amendment of Partnership Agreement. The Banks
hereby consent to the Second Amendment to Amended and Restated Partnership Agreement dated May 16, 2000, amending Borrower's Partnership Agreement for the purpose of reflecting the Transfers. The consent herein granted is a one-time consent, and is limited to Section 10.6 of the Credit Agreement solely with respect to the amendment of Borrower's Partnership Agreement by the Second Amendment to Amended and Restated partnership Agreement dated May 16, 2000. Nothing contained herein shall obligate the Banks to grant any consent to the deviation from any other provision of the Credit Agreement or any other Loan Paper or to grant any future waiver of Section 10.6 of the Credit Agreement.

         SECTION 3. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Administrative Agent and Banks as follows:

         3.1 Credit Agreement. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date thereof.

         3.2 Authorization. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower other than the Liens securing the Obligations.

         3.3 Binding Effect. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

         3.4 No Defenses. Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

         SECTION 4. Miscellaneous.

         4.1 No Default. Banks hereby waive any Default or Event of Default under the Loan Papers arising out of the Transfer.

         4.2 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

         4.3 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


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         4.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

         4.5 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

         4.6 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         4.7 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

                            [Signature Pages Follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers effective as of the date and year first above written.

                                 BORROWER:

                                 PECOS-GOMEZ, L.P., a Texas limited partnership, formerly known as Humphrey-Hill, L.P.

                                 By: EXCO Resources, Inc., a Texas corporation,
                                     its general partner

                                     By: /s/ Ted W. Eubank
                                         ---------------------------------------
                                             Ted W. Eubank, President


                                 ADMINISTRATIVE AGENT:

                                 BANK OF AMERICA, N.A.

                                 By: /s/ Denise A. Smith
                                     -------------------------------------------
                                         Denise A. Smith,
                                         Managing Director

                                 BANKS:

                                 BANK OF AMERICA, N.A.

                                 By: /s/ Denise A. Smith
                                     -------------------------------------------
                                         Denise A. Smith,
                                         Managing Director


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